                                                                     EXHIBIT 4.6

                                 FIFTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT dated as of January 25, 2002 (this "Amendment") to the Amended and Restated Loan and Security Agreement, dated as of July 10, 2000 (the "Loan Agreement"; capitalized terms defined therein shall have the same meanings when used herein unless otherwise defined herein), among each of the direct and indirect Subsidiaries of Grant Prideco, Inc. ("GPI") specified on
Schedule 1 thereto (the "Borrowers"), the financial institutions from time to time party thereto as lenders (the "Lenders"), Transamerica Business Capital Corporation ("TBCC"), as agent for the U.S. Lenders (the "Agent"), and Transamerica Commercial Finance Corporation, Canada, as agent for the Cdn. Lenders (together with the Agent, the "Agents").

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Loan Agreement, under which the U.S. Borrowers may, subject to the terms thereof, borrow U.S. Loans of up to US$125,000, 000;

         WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement to increase the maximum amount of U.S. Loans that the U.S. Borrowers may borrow to US$135,000,000; and

         WHEREAS, the parties hereto wish to amend the Loan Agreement to include LaSalle Business Credit, Inc. as a U.S. Lender.

         NOW, THEREFORE, the Borrowers, the Lenders and the Agents agree as follows:

         SECTION 1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the Loan Agreement is amended as follows:

                  (a) Section 2.4(a)(ii) of the Loan Agreement is amended by deleting "US$125,000,000" and substituting therefor "US$135,000,000."

                  (b) Section 4.4(a)(i) of the Loan Agreement is amended by deleting "US$125,000,000" and substituting therefor "US$135,000,000."

                  (c) Schedule 2 (Commitments of Lenders) to the Loan Agreement is amended and restated in the form of Annex I hereto.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective unless and until each of the following conditions shall have been satisfied, in the Agent's reasonable determination, on or before January 25, 2002:

                  (a) The Agent shall have received the following, each dated the date of delivery thereof or as of an earlier date acceptable to the Agent, in form and substance acceptable to the Agent:

                  (i) a counterpart of this Amendment, duly executed by each Borrower and acknowledged by each Guarantor;

                  (ii) an amended and restated promissory note payable to the order of TBCC in the maximum principal amount of US$35,000,000, substantially in the form of Exhibit A, duly executed by each U.S. Borrower;

                  (iii) a promissory note payable to the order of LaSalle Business Credit, Inc. in the maximum principal amount of US$15,000,000, substantially in the form of Exhibit B, duly executed by each U.S. Borrower;

                  (iv) a copy of the resolutions of the Board of Directors (or similar evidence of authorization) of each Loan Party authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, attached to which is a certificate of the Secretary or an Assistant Secretary of such Loan Party certifying
         (A) that such copy of the resolutions (or similar evidence of authorization) of such Loan Party is a true, complete and accurate copy thereof and that such resolutions have not been amended or modified since the date of such certificate and are in full force and effect and
         (B) the incumbency, names and true signatures of the officers of such Loan Party authorized to sign this Amendment; and

                  (v) such other agreements, instruments, documents and evidence as the Agent deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby; and

                  (b) the Borrowers shall have reimbursed the Agent for all fees, costs and expenses (including, without limitation, the fees and expenses of Luskin, Stern & Eisler LLP) incurred by the Agent in connection with the preparation, negotiation, approval, execution and delivery of this Amendment.

         SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Agent or any Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

                  (d) This Amendment shall constitute a Loan Document.

                  (e) Subject to the satisfaction of the conditions to effectiveness set forth in Section 2, on and after the date hereof, (i) the U.S. Lenders shall be deemed to include LaSalle Business Credit, Inc. and (ii) LaSalle Business Credit, Inc. shall be a party to the Loan Agreement and, to the extent provided in the Loan Agreement, this Amendment and the other Loan Documents, have the rights and obligations of a U.S. Lender thereunder.

         SECTION 4. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together shall constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original, manual counterpart.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of law provisions other than section 5-1401 of the New York General Obligations
Law) and decisions of the State of New York.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its (or its general partner's or managing member's) proper and duly authorized officer as of the date first set forth above.

                                      U.S. BORROWERS

                                      GRANT PRIDECO, LP

                                      By:   Grant Prideco Holding, LLC,
                                             its general partner


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Vice President

                                      XL SYSTEMS, L.P.


                                      By: Grant Prideco Holding, LLC,
                                      its general partner


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Vice President


                                      TEXAS ARAI, INC.


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Vice President


                                      TUBE-ALLOY CORPORATION


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Vice President

                                      STAR OPERATING COMPANY


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Vice President


                                      CDN. BORROWER


                                      GRANT PRIDECO CANADA LTD.


                                      By: /s/ PHILIP A. CHOYCE
                                         ---------------------------------------
                                         Philip A. Choyce
                                         Secretary


                                      U.S. LENDERS


                                      TRANSAMERICA BUSINESS CAPITAL
                                      CORPORATION


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      BANK OF AMERICA, N.A.


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Louis M. Alexander
                                         Senior Vice President


                                      JP MORGAN CHASE BANK


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      FLEET CAPITAL CORPORATION


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      LASALLE BUSINESS CREDIT, INC.


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      CDN. LENDER


                                      TRANSAMERICA COMMERCIAL
                                      FINANCE CORPORATION, CANADA

                                      By: Transamerica Business Capital
                                      Corporation, as Attorney-in-Fact


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      AGENT


                                      TRANSAMERICA BUSINESS CAPITAL
                                      CORPORATION


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      CDN. AGENT


                                      TRANSAMERICA COMMERCIAL
                                      FINANCE CORPORATION, CANADA

                                      By: Transamerica Business Capital
                                      Corporation, as Attorney-in-Fact


                                      By: /s/ AUTHORIZED SIGNATORY
                                         ---------------------------------------
                                         Name:
                                         Title:

ACKNOWLEDGED AND AGREED AS OF
THE DATE FIRST SET FORTH ABOVE:

GRANT PRIDECO, INC.


By: /s/ PHILIP A. CHOYCE
   ---------------------------------
   Philip A. Choyce
   Vice President

GRANT PRIDECO USA, LLC


By: /s/ DAVE WEIGEL
   ---------------------------------
   Name:  Dave Weigel
   Title: President

XL SYSTEMS INTERNATIONAL, INC.


By: /s/ PHILIP A. CHOYCE
   --------------------------------
   Philip A. Choyce
   Vice President

TA INDUSTRIES, INC.


By: /s/ PHILIP A. CHOYCE
   ---------------------------------
   Philip A. Choyce
   Vice President

GRANT PRIDECO HOLDING, LLC


By: /s/ PHILIP A. CHOYCE
   ---------------------------------
   Philip A. Choyce
   Vice President

GP EXPATRIATE SERVICES, INC.


By: /s/ PHILIP A. CHOYCE
   ---------------------------------
   Philip A. Choyce
   Vice President

TUBE-ALLOY CAPITAL CORPORATION

By: /s/ PHILIP A. CHOYCE
   -----------------------------------------
Philip A. Choyce
Vice President


INTELLIPIPE, INC.


By: /s/ PHILIP A. CHOYCE
   -----------------------------------------
Philip A. Choyce
Vice President

GRANT PRIDECO PC COMPOSITES HOLDINGS, LLC


By: /s/ PHILIP A. CHOYCE
   -----------------------------------------
Philip A. Choyce
Vice President

PLEXUS DEEPWATER TECHNOLOGIES, LTD.

By: Grant Prideco Holding, LLC,
its general partner


By: /s/ PHILIP A. CHOYCE
   -----------------------------------------
Philip A. Choyce
Vice President

                                                                       EXHIBIT A

                               [Form of TBCC Note]

                                                                       EXHIBIT B

                  [Form of LaSalle Business Credit, Inc. Note]

                                                                         ANNEX I

                                                                      SCHEDULE 2

                             COMMITMENTS OF LENDERS

                                                                                                   Cdn. Loan and Cdn.
                                                               U.S. Loan and U.S. Letter            Letter of Credit
                        Lenders                                   of Credit Commitment                Commitment
--------------------------------------------------------- ---------------------------------- -------------------------------
Transamerica Business Capital Corporation                           US$35,000,000                         -0-
Address:
555 Theodore Fremd Avenue
Suite C-301
Rye, New York  10580
Telecopier: (914) 921-0110
Attn.: Mr. Steven R. Fischer

Bank of America, N.A.                                               US$35,000,000                         -0-
Address:
40 East 52nd Street
New York, New York  10022
Telecopier: (212) 836-5169
Attn.: Mr. Louis Alexander

JP Morgan Chase Bank                                                US$25,000,000                         -0-
Address:
2200 Ross Avenue, 4th floor
Dallas, Texas  75201
Telecopier: (214) 965-4731
Attn.: Mr. Chad Ramsey

Fleet Capital Corporation                                            US$25,000,000                        -0-
5950 Sherry Lane, Suite 300
Dallas, TX  75225
Telecopier: (214) 706-7066
Attn.: Loan Administration Manager

LaSalle Business Credit, Inc.                                        US$15,000,000                        -0-
565 Fifth Avenue
27th Floor
New York, New York 10017
Telecopier: (212) 986-4205
Attn.: Mr. A. Roger Craig

Transamerica Commercial Finance Corporation, Canada                      -0-                         US$7,000,000(1)
Address:201 City Centre Drive,                                                                   (or Equivalent Amount)
Suite 500
Mississauga, Ontario
CANADA L5B 2T4
Telecopier: (905) 273-7864
Attn.: Mr. Peter D. Kelley



--------
(1) The Cdn. Commitments are a sublimit of the U.S. Commitments.



                                      -2-